UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2010

A.P. Pharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33221	94-2875566
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Saginaw Drive Redwood City CA	94063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 366-2626

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 19, 2010, A. P. Pharma, Inc. (the “Company”) filed a Current Report on Form 8-K stating that Stephen R. Davis had been elected to the Company’s Board of Directors (the “Board”), effective February 17, 2010.

On May 20, 2010, the Board appointed Mr. Davis as chairman of the Board’s Audit and Finance Committee, effective May 20, 2010.

Mr. Davis receives similar benefits the Company provides to non-employee independent directors for his Board and Committee service, which are described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 23, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.P. Pharma, Inc.

Date: May 25, 2010	/s/ John B. Whelan
John B. Whelan
Vice President and Chief Financial Officer